                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

OFFERING INVESTORS THE OPPORTUNITY
FOR HIGH CURRENT RETURN
KEMPER STRATEGIC INCOME FUND

"... Our answer was to exit U.S. Treasuries and move into other income-enhancing sectors, mostly high-yield bonds and emerging market bonds. ..."
                                                             [KEMPER FUNDS LOGO]

Contents
3
Economic Overview
5
Management Team
6
Performance Update
7
Terms to Know
8
Portfolio Statistics
9
Portfolio of Investments
18
Financial Statements
20
Notes to Financial Statements
23
Financial Highlights
25
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER STRATEGIC INCOME FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                             6.57%
CLASS B                                             6.06%
CLASS C                                             6.31%
LIPPER MULTI-SECTOR INCOME CATEGORY AVERAGE*        6.12%
--------------------------------------------------------------------------------

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

* LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                AS OF     AS OF
                                               4/30/99   10/31/98
--------------------------------------------------------------------------------
KEMPER STRATEGIC INCOME FUND CLASS A            $5.70      $5.60
--------------------------------------------------------------------------------
KEMPER STRATEGIC INCOME FUND CLASS B            $5.69      $5.59
--------------------------------------------------------------------------------
KEMPER STRATEGIC INCOME FUND CLASS C            $5.73      $5.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER STRATEGIC INCOME FUND
RANKINGS AS OF 4/30/99*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER MULTI-SECTOR INCOME FUNDS CATEGORY

                                CLASS A             CLASS B         CLASS C
--------------------------------------------------------------------------------
1-YEAR                      #37 OF 94 FUNDS     #55 OF 94 FUNDS  #48 OF 94 FUNDS
--------------------------------------------------------------------------------
5-YEAR                      #10 OF 32 FUNDS          N/A             N/A
--------------------------------------------------------------------------------
10-YEAR                     #1 OF 6 FUNDS            N/A             N/A
--------------------------------------------------------------------------------
15-YEAR                     #2 OF 10 FUNDS           N/A             N/A
--------------------------------------------------------------------------------
20-YEAR                     #1 OF 1 FUNDS            N/A             N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 1999

                                       CLASS A     CLASS B    CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS INCOME                       $.2625     $.2345     $.2396
--------------------------------------------------------------------------------
APRIL DIVIDEND                          $.0365     $.0317     $.0328
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE+            7.68%      6.69%      6.87%
--------------------------------------------------------------------------------
SEC YIELD+                               8.00%      7.28%      7.47%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 1999. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 1999, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

The fund may invest in lower-rated and non-rated securities which present greater risk of loss to principal and interest than higher-rated securities. The fund may also invest a significant portion of its assets in foreign securities which present special risks including fluctuating exchange rates, government regulation and differences in liquidity that may affect your investment.

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR INCOME STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR INCOME STYLE BOX]
Source: Morningstar, Inc., Chicago, IL (312) 696-6000. The Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio. The Style Box represents a snapshot of a fund's portfolio on a single day. Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. the fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings over the past three-years. Morningstar has placed Kemper Strategic Income Fund in the multisector income category. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

In April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. In May, expectations of rising inflation and higher short-term interest rates led to a slowdown. But in early June, the market rallied again. What drove the market rallies, and what, at the same time, led to investor anxiety?
    Inflation worries have been seeping into the market for months. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks at if it will remain low at about 2 percent this year. Investors should note, however, that the Federal Reserve Board also considers what will happen to inflation next year -- and all indications are that the Fed expects inflation to increase in 2000.
    As a result, the Fed is considering a change in monetary policy. Recent Fed policy has been reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. That may change as the Fed tries to preemptively halt inflation momentum. Such a change in monetary policy would likely lead to an increase in short-term interest rates before the end of the year. However, the change is likely to be small. Because we don't see pressure toward sustained inflation, there's no reason for the Fed to want a sharp slowdown in the overall economy.
    The long-term economic situation, however, appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.
    This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. In April, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.
    Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates by now, and that would have changed the financial market outlook.
    However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.
    When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

ECONOMIC OVERVIEW
ECONOMIC GUIDEPOSTS
ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

[BAR GRAPH]

                                           NOW (5/31/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
  10 Year Treasury Rate(1)                      5.54                   5.34                   5.57                   6.42
  Prime Rate(2)                                 7.75                    8.5                    8.5                   8.25
  Inflation Rate(3)*                            2.28                   1.68                   1.63                   3.04
  The U.S. Dollar(4)                           -1.22                   8.17                   5.05                   7.67
  Capital goods orders(5)*                     11.67                   3.05                  12.61                   3.93
  Industrial production (5)*                    2.01                   2.71                   5.92                   6.44
  Employment growth(6)                          2.14                   2.67                   2.76                   2.44

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2)  THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5)  THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6)  AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*DATA AS OF APRIL 30, 1999.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

    But don't forget that international crises have the potential to affect the U.S. markets dramatically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.
    The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
    In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.
    Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,
/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                          KEMPER STRATEGIC INCOME FUND

                           PORTFOLIO MANAGEMENT TEAM

[BEIMFORD PHOTO]

J. PATRICK BEIMFORD, JR., JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

[CESSINE PHOTO]

ROBERT CESSINE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND. HE JOINED THE COMPANY IN 1993. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH THE ORGANIZATION SINCE 1972 AND IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND.

[RESIS PHOTO]

HARRY RESIS IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS. HE JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO MANAGER OF KEMPER STRATEGIC INCOME FUND.

[SALTZMAN PHOTO]

M. ISABEL SALTZMAN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND PORTFOLIO MANAGER OF THE KEMPER STRATEGIC INCOME FUND, IS ALSO THE SENIOR PORTFOLIO MANAGER FOR THE FIRM'S EMERGING MARKETS BOND GROUP. SALTZMAN JOINED THE ORGANIZATION IN 1990.

[VANDERBURG PHOTO]

RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

KEMPER STRATEGIC INCOME FUND STARTED ITS SIX-MONTH REPORTING PERIOD UNDER ITS FORMER NAME, KEMPER DIVERSIFIED INCOME FUND. THE NAME CHANGED FEBRUARY 5, 1999 TO MAKE IT MORE DESCRIPTIVE OF THE WAY THE FUND IS MANAGED AND TO REFLECT THE INDUSTRY'S STANDARD LANGUAGE DESCRIBING FUNDS THAT INVEST IN MULTIPLE SECTORS OF THE BOND MARKET. ITS OBJECTIVE -- HIGH CURRENT RETURN -- AND MANAGEMENT TEAM REMAIN THE SAME. FOR THE PERIOD ENDED APRIL 30, 1999, THE FUND BENEFITED FROM MOVES MADE BY ITS PORTFOLIO MANAGEMENT TEAM, WHICH INCLUDES SECTOR EXPERTS WHO ARE PART OF THE UNPARALLELED FIXED-INCOME EXPERTISE AT KEMPER FUNDS. HERE, LEAD PORTFOLIO MANAGER PATRICK BEIMFORD DISCUSSES THOSE ACTIONS.

Q     PAT, BEFORE WE GET INTO THE SPECIFIC PERFORMANCE OF KEMPER STRATEGIC
INCOME FUND, PLEASE TELL US A LITTLE ABOUT THE ECONOMIC ENVIRONMENT IN WHICH YOU WERE MANAGING THE FUND DURING THIS REPORTING PERIOD, NOVEMBER 1, 1998 THROUGH APRIL 30, 1999.

A     The period is defined by what happened at its beginning -- the Federal
Reserve Board (the Fed) cut rates three times in the second half of 1998 -- September 29, October 15, both before this reporting period started, and again November 17.

      One of the fund's largest sector weightings, the high-yield market, bottomed out with the October 15 easing (see Terms To Know on page 7), and has rallied ever since, boosting the fund's return for this period. On the flip side, another sector the fund can invest in, U.S. Treasuries (see Terms To Know on page 7), was hurt during the period.

Q     WHY WOULD THE FED'S RATE CUTS SPUR A RALLY?

A     When the Fed lowers the Federal Fund's rate (see Terms To Know on page 7), it is making money less expensive to borrow. The goal is to help stimulate the economy, which is typically weak when the Fed cuts rates.

      For instance, a cut in the Fed funds rate typically trickles down to lower mortgage rates, so more people are likely to purchase homes because borrowing the money to do so is not as expensive.

      Similarly, corporations are more likely to borrow money when it's cheap to borrow, to expand their businesses.

      Additionally, when the Fed lowers the Fed Funds rate (termed Fed easing), it usually has a very strong positive psychological impact on the financial markets, particularly stocks. The Fed's aggressive easing last fall sent a positive signal to the U.S. and global equity markets that the Fed would do whatever it took to keep the world economy from slowing down dramatically.

Q     KEMPER STRATEGIC INCOME FUND'S CUMULATIVE TOTAL RETURN FOR THE SIX-MONTH
PERIOD WAS 6.57 PERCENT (FOR CLASS A SHARE UNADJUSTED FOR ANY SALES CHARGES), COMPARED WITH THE LIPPER MULTI-SECTOR INCOME CATEGORY'S AVERAGE OF 6.12 PERCENT. WHAT SORTS OF STEPS DID YOU TAKE DURING THE PAST SIX MONTHS TO HAVE OUTPERFORMED THE AVERAGE?

A     Late last year we determined interest rates on high quality U.S. bonds
(I.E., Treasuries, mortgages) would likely remain unchanged, or would possibly move higher. As interest rates rise, prices fall on bonds. When you're looking at flat or rising interest rates, you want to look for income. We asked ourselves what investment vehicles, in which the fund can invest, are more likely to provide income in this interest-rate environment. Our answer was to exit U.S. Treasuries and move into other income-enhancing sectors, mostly high-yield bonds and emerging market bonds.

      One year ago, about 30 percent of the fund was invested in U.S. Treasuries, 6 percent in mortgages and 59 percent in high-yield and emerging market bonds. This 36 percent weighting in Treasuries and mortgages reflected our belief that interest rates still had a bias to move lower as the global economy was under pressure. These securities helped support the fund as interest rates declined throughout the year into early October in response to global economic turmoil.

      When it became apparent to us late last year that the global economic crisis was subsiding (helped in large part by the Fed's aggressive easings in October and November), we began to shift these assets into high yield, emerging markets and foreign Treasuries.

      That all changed over the last six months -- there was even a "flight-from-quality." The fund has made a complete shift. Now we have 55 percent of the portfolio invested in high-yield, 19 percent in emerging markets and nothing in Treasuries or mortgages.

      And, as I mentioned earlier, the high-yield market has really rallied

PERFORMANCE UPDATE

since the Fed's rate cuts last fall. The Lipper High Yield Bond Index* experienced a 11.72 percent gain November 1, 1998 through April 30, 1999. The emerging markets sector showed even stronger performance during the six-month period, demonstrated by the Lipper Emerging Market Index's* return of 29.56 percent.

* LIPPER HIGH YIELD BOND INDEX AND LIPPER EMERGING MARKET INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, OF THE LARGEST QUALIFYING FUNDS IN THE INVESTMENT OBJECTIVE. SOURCE IS LIPPER ANALYTICAL, INC.

      Also performing relatively well for the fund were foreign currency bonds. While interest rates have moved steadily higher in the U.S. Treasury market, rates have been essentially unchanged in the markets we're involved with. Unfortunately, the currency these bonds are denominated in has not performed well.

Q     CAN YOU ELABORATE A LITTLE ON THE CURRENCY TO WHICH YOU'RE REFERRING?

A     Our confidence in the new European Union currency, the euro, seems to have been premature. The euro has lost more than nine percent in value since January's post-launch highs. It did not perform as well as we had hoped for several reasons, including:

  - Strengthened U.S. economy

  - Economic weakness in euro-zone countries

  - The Kosovo crisis

  Still, we believe that in the long term, it is a good diversifier for the fund and believe as European economic growth improves, it should boost the euro.

Q     WHAT IS YOUR OUTLOOK FOR THE MULTI-MARKET BOND FUND MARKET?

A     We anticipate the domestic economy will remain on solid footing. Interest rates may continue to rise somewhat further. The market needs proof the economy is going to slow down, although there is a natural stopping point to how high rates can go when inflation is so low. For the time being, we feel the fund is well positioned for this outlook. With the fund's flexibility to move in and out of sectors, we believe it is in a good position to benefit from fluctuations in different markets during various economic cycles.

TERMS TO KNOW
--------------------------------------------------------------------------------

EASE Occurs when the Federal Reserve Board of Governors changes monetary policy by decreasing the federal funds rate.

FEDERAL FUNDS (Fed funds) Commercial banks are required to keep these funds on deposit at the Federal Reserve Bank in their district. In order to meet these reserve requirements, occasionally commercial banks need to borrow funds. These funds are borrowed from banks that have an excess of the required amount on hand in what is called the "Fed funds market." The interest rate on these loans is called the "Fed funds rate" and is the key money market rate that influences all other short-term rates.

FEDERAL FUNDS RATE The interest rate banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.

FLIGHT-TO-QUALITY BUYING A term describing investors who increase their allocation to U.S. Treasuries and other high quality securities from riskier securities in time of global economic uncertainty.

HEDGING A strategy used to help protect an investment. Financial managers can use any number of technical and nontechnical procedures to hedge or reduce the possibility of a loss on an investment.

HIGH-YIELD BONDS Issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest than higher quality bonds. High-yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

U.S. TREASURIES These debt securities are issued by the U.S. Treasury and include Treasury bills, Treasury bonds and Treasury notes. They are considered the safest of all securities. Their safety rests in the power of the U.S. government to obtain tax revenues to repay its obligations, and in its historical record of always having done so.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund's shares at the end of the period.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

-----------------------------------------------------------------------------------
                                         ON 4/30/99              ON 10/31/98
-----------------------------------------------------------------------------------
HIGH YIELD CORPORATES                        54%                      50%
-----------------------------------------------------------------------------------
EMERGING MARKETS                             19                        4
-----------------------------------------------------------------------------------
FOREIGN CURRENCY BONDS                       24                       30
-----------------------------------------------------------------------------------
HIGH GRADE CORPORATES                         1                       --
-----------------------------------------------------------------------------------
CASH AND EQUIVALENTS                          1                       16
-----------------------------------------------------------------------------------
OTHER                                         1                       --
-----------------------------------------------------------------------------------
                                            100%                     100%


                                         [PIE CHART]             [PIE CHART]
                                         ON 4/30/99              ON 10/31/98
YEARS TO MATURITY


-----------------------------------------------------------------------------------
                                         ON 4/30/99              ON 10/31/98
-----------------------------------------------------------------------------------
CASH EQUIVALENTS                              1%                      16%
-----------------------------------------------------------------------------------
1-10 YEARS                                   83                       71
-----------------------------------------------------------------------------------
11-21 YEARS                                  10                        5
-----------------------------------------------------------------------------------
21+YEARS                                      6                        8
-----------------------------------------------------------------------------------
                                            100%                     100%

                                         [PIE CHART]             [PIE CHART]
                                         ON 4/30/99              ON 10/31/98
DURATION

AVERAGE MATURITY                         8.9 YEARS                8.7 YEARS
-----------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER STRATEGIC INCOME FUND

PORTFOLIO OF INVESTMENTS AT APRIL 30, 1999 (UNAUDITED)
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
    FOREIGN GOVERNMENT OBLIGATIONS--43.5%                                                PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------

    (PRINCIPLE AMOUNT
    IN U.S. DOLLARS)
                                              Argentine Republic
                                                11.00%, 2006                                 $15,000          $ 14,925
                                                11.375%, 2017                                 18,750            18,703
                                                9.75%, 2027                                    3,750             3,281
                                              Federative Republic of Brazil
                                                11.625%, 2004                                  2,875             2,796
                                          (a)   5.875%, 2006                                   4,275             3,412
                                                9.375%, 2008                                   6,250             5,313
                                          (a)   5.938%, 2009                                   7,750             5,541
                                          (a)   5.00%, 2014                                    4,489             3,115
                                              German Bundesrepublic
                                                6.00%, 2007                                   95,165           115,657
                                                5.625%, 2028                                  22,783            26,691
                                              Italian Treasury, 6.75%, 2007                   25,000            31,287
                                          (a) Kingdom of Morocco, 6.063%, 2009                 7,143             5,848
                                              Kingdom of Spain, 6.00%, 2008                   26,000            31,371
                                          (a) Republic of Bulgaria 5.875%, 2011               27,500            18,597
                                              Republic of Korea, 8.875%, 2008                  6,250             6,797
                                              Republic of Panama
                                          (a)   4.00%, 2014                                    4,000             3,140
                                                8.875%, 2027                                  13,750            13,011
                                              Republic of Phillipines, 8.875%, 2008           15,650            15,924
                                          (a) Republic of Venezuela, 5.938%, 2007              6,429             5,191
                                              United Mexican States
                                                9.875%, 2007                                   9,650            10,144
                                                10.375%, 2009                                  3,550             3,807
                                                11.375%, 2016                                 10,000            11,475
                                                11.50%, 2026                                  10,000            11,895
                                              ----------------------------------------------------------------------------
                                              TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                              (Cost: $377,415)                                                 367,921
                                              ----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
    CORPORATE OBLIGATIONS--55.6%

    BASIC INDUSTRIES--7.3%
                                              Allied Waste Industries, 7.625%, 2006              590               577
                                              Atlantis Group, Inc., 11.00%, 2003               1,328             1,355
                                              Bar Technologies, 13.50%, 2001                   2,030             2,111
                                              Dimac Corp., 12.50%, 2008                        1,980             1,584
                                              Doman Industries, Ltd.
                                                8.75%, 2004                                      780               569
                                                9.25%, 2007                                    1,100               759
                                              Euramax International, PLC, 11.25%,
                                                2006                                           3,405             3,609
                                              Gaylord Container Corp.
                                                9.75%, 2007                                    2,050             1,999
                                                9.875%, 2008                                   3,190             2,807
                                              Golden Northeast Aluminum, Inc.,
                                                12.00%, 2006                                   1,360             1,408
                                              GS Technologies
                                                12.00%, 2004                                     940               818
                                                12.25%, 2005                                   1,260             1,087
                                              Hines Horticulture, Inc., 11.75%, 2005           1,748             1,910
                                              Huntsman Polymer Corp., 11.75%, 2004             2,100             2,258
                                              Jorgensen (Earl M) Co., 9.50%, 2005              1,860             1,767
                                              Metal Management, Inc., 10.00%, 2008             1,090               872
                                              Millar Western Forest Products, Ltd.,
                                                9.875%, 2008                                   1,760             1,632
                                              MMI Products, Inc., 11.25%, 2007                 2,340             2,521
                                              Neenah Corp., 11.125%, 2007                      1,150             1,161

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
                                              Norampac, Inc., 9.50%, 2008                    $ 1,830          $  1,935
                                              Packaging Corporation of America,
                                                9.625%, 2009                                     640               659
                                              Pen Holdings, Inc., 9.875%, 2008                 1,205             1,247
                                              Plainwell, Inc., 11.00%, 2008                    2,200             1,760
                                              Renco Steel Holdings Co., 10.875%, 2005          2,180             1,962
                                              Riverwood International Corp.
                                                10.25%, 2006                                     280               287
                                                10.625%, 2007                                    685               716
                                                10.875%, 2008                                  6,785             6,666
                                              Spinnaker Industries, 10.75%, 2006               5,110             3,884
                                              Stone Container Corp.
                                                12.25%, 2002                                     190               191
                                                11.50%, 2006                                     950             1,036
                                              Tembec Industries, Inc., 8.625%, 2009              880               911
                                              Terra Industries, Inc.
                                                10.75%, 2003                                   1,920             1,920
                                                10.50%, 2005                                     680               680
                                              Texas Petrochemicals Corp., 11.125%,
                                                2006                                           2,370             2,062
                                              UCC Investors Holdings, Inc., 10.50%,
                                                2002                                           1,460             1,602
                                              United Rentals, Inc., 9.25%, 2009                1,420             1,431
                                              Wells Aluminum Corp., 10.125%, 2005              1,870             1,879
                                              ----------------------------------------------------------------------------
                                                                                                                61,632
--------------------------------------------------------------------------------------------------------------------------
    CAPITAL GOODS--5.7%
                                              AEP Industries, Inc., 9.875%, 2007                 650               676
                                              Axiohm Transaction Solutions, Inc.,
                                                9.75%, 2007                                    1,060               973
                                              BE Aerospace, Inc., 9.50%, 2008                    640               683
                                              Berry Plastics Corp., 12.25%, 2004                 505               537
                                              BPC Holdings Corp., 12.50%, 2006                 2,810             2,979
                                              Building Materials Corp., 8.00%, 2008            1,160             1,145
                                              Congoleum Corp., 8.625%, 2008                    3,160             3,120
                                              Consumers International, 10.25%, 2005            1,220             1,287
                                              Day International Group, Inc., 11.125%,
                                                2005                                           2,660             2,840
                                              DeCrane Aircraft Holdings, Inc.,
                                                12.00%, 2008                                   2,740             2,822
                                              Desa International, 9.875%, 2007                 1,740             1,357
                                              Fairchild Corp., 10.75%, 2009                    1,240             1,252
                                              Falcon Building Products, Inc.
                                                9.50%, 2007                                    2,600             2,470
                                                10.50%, 2007                                     130                84
                                              Eagle-Picher Holdings, Inc., 9.375%,
                                                2008                                           2,510             2,454
                                              Foamex, L.P., 13.50%, with warrants,
                                                2005                                             890               714
                                              Fonda Group, 9.50%, 2007                         2,000             1,660
                                              Graham Packaging Co.
                                                8.75%, 2008                                       60                61
                                          (b)   10.75%, 2009                                     610               430
                                          (b) Grove Holdings, L.L.C., 11.625%, 2009              340               126
                                              Grove Investors, PIK, 14.50%, 2010                 750               495
                                              IMPAC Group, Inc., 10.125%, 2008                 2,370             2,376
                                              Integrated Electrical Services, Inc.,
                                                9.375%, 2009                                   1,120             1,134
                                              Kevco, Inc., 10.375%, 2007                       1,740             1,044
                                              Knoll, Inc., 10.875%, 2006                       1,638             1,802

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
                                              Nortek, Inc.
                                                9.875%, 2004                                 $   130          $    135
                                                9.125%, 2007                                   2,390             2,486
                                                8.875%, 2008                                     420               433
                                              Printpack, Inc.
                                                9.875%, 2004                                     100               101
                                                10.625%, 2006                                  1,700             1,649
                                          (b) SF Holdings Group, Inc., 12.75%, with
                                                warrants, 2008                                 1,000               306
                                              Terex Corp., 8.875%, 2008                        2,930             2,915
                                              Transdigm, Inc., 10.375%, 2008                     930               944
                                              U.S. Can Corp., 10.125%, 2006                    1,030             1,097
                                          (b) Waxman Industries, Inc., 12.75%, with
                                                warrants, 2004                                   370               200
                                              Werner Holdings, Inc., 10.00%, 2007              3,070             3,139
                                              ----------------------------------------------------------------------------
                                                                                                                47,926
--------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--12.9%
                                              Allegiance Telecom, Inc.
                                          (b)   11.75%, 2008                                   1,520             1,018
                                                12.875%, 2008                                  1,750             1,977
                                              American Cellular Corp., 10.50%, 2008            3,060             3,282
                                              Birch Telecom, Inc., 14.00%, with
                                                warrants, 2008                                   640               605
                                          (b) Call-Net Enterprises
                                                13.25%, 2004                                     820               843
                                                9.27%, 2007                                    1,080               751
                                                8.94%, 2008                                    1,080               670
                                              Centennial Cellular, 10.75%, 2008                  510               553
                                              ComCast Cellular, 9.50%, 2007                      110               124
                                          (b) Communications Cellular, zero coupon,
                                                with warrants, 2005                              160               106
                                          (b) Crown Castle International Corp.,
                                                10.625%, 2007                                  3,850             2,772
                                              Dobson Communication Corp., 11.75%,
                                                2007                                           1,680             1,882
                                          (b) Econophone, Inc., 11.00%, with
                                                warrants, 2008                                   530               370
                                              Esprit Telecom Group, PLC
                                                11.50%, 2007                                   2,345             2,568
                                                10.875%, 2008                                    800               862
                                              Global Crossing Holdings, Ltd., 9.625%,
                                                2008                                           1,230             1,368
                                              Global Telesystems Group, 9.875%, 2005             820               832
                                          (b) ICG Holdings, Inc., 13.50%, with
                                                warrants, 2005                                 6,545             6,040
                                              Impsat Corp., 12.375%, 2008                      1,765             1,694
                                              Intermedia Capital Partners, 11.25%,
                                                2006                                           1,360             1,527
                                              Intermedia Communications of Florida,
                                                Inc.
                                          (b)   12.50%, 2006                                   1,700             1,462
                                                8.875%, with warrants, 2007                      770               891
                                          (b)   11.25%, 2007                                   2,080             1,581
                                          (b) KMC Telecom Holdings, Inc., 12.50%,
                                                with warrants, 2008                            3,280             1,845
                                              Level 3 Communications, Inc.
                                                9.125%, 2008                                   3,170             3,233
                                          (b)   10.50%, 2008                                   1,400               903
                                              Long Distance International, Inc.,
                                                12.25%, with warrants, 2008                    1,300               848

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
                                              McLeod USA, Inc.
                                                9.25%, 2007                                  $   550          $    573
                                          (b)   10.50%, 2007                                   3,640             2,930
                                                9.50%, 2008                                      370               396
                                              Metronet Communications
                                          (b)   10.75%, 2007                                     700               567
                                                12.00%, with warrants, 2007                      560               694
                                          (b)   9.95%, 2008                                    2,505             1,948
                                                10.625%, 2008                                  1,150             1,348
                                              MGC Communications, 13.00%, 2004                 2,250             2,091
                                          (b) Millicom International Cellular, S.A.,
                                                13.50%, 2006                                   3,850             2,984
                                              Netia Holdings
                                                10.25%, 2007                                     560               532
                                          (b)   11.25%, 2007                                     875               604
                                          (b) Nextel Communications, Inc.
                                                9.75%, 2004                                    2,930             3,040
                                                9.75%, 2007                                      955               740
                                                10.65%, 2007                                   1,825             1,433
                                                9.95%, 2008                                    1,600             1,224
                                              Nextlink Communications, Inc.
                                                12.50%, 2006                                   2,545             2,806
                                          (b)   9.45%, 2008                                      930               600
                                                10.75%, 2008                                   1,550             1,655
                                          (b) Pinnacle Holdings, Inc., 10.00%, 2008            3,580             2,229
                                              Price Communications Wireless, Inc.,
                                                9.125%, 2006                                     790               830
                                              Primus Telecommunications Group, Inc.
                                                11.75%, with warrants, 2004                    2,430             2,554
                                                9.875%, 2008                                     180               176
                                                11.25%, 2009                                     680               707
                                          (b) PTC International Finance, 10.75%, 2007          8,390             6,376
                                              RCN Corp.
                                                10.00%, 2007                                   1,080             1,123
                                          (b)   11.00%, 2008                                     880               563
                                              Rogers Cantel Mobile Communications,
                                                Inc.
                                                9.375%, 2008                                   2,550             2,805
                                                9.75%, 2016                                      460               531
                                              Satelites Mexicanos, S.A. de C.V.,
                                                10.125%, 2004                                    860               735
                                          (b) SBA Communications Corp., 12.00%, 2008           1,610             1,063
                                          (b) Spectrasite Holdings, Inc.
                                                12.00%, 2008                                   2,280             1,459
                                                11.25%, 2009                                   1,070               629
                                          (b) Telecorp, Inc., 11.625%, 2009                    1,580               889
                                              Teligent, Inc.
                                                11.50%, 2007                                   1,770             1,779
                                          (b)   11.50%, 2008                                   1,100               638
                                          (b) Triton Communications, L.L.C., 11.00%,
                                                2008                                           8,850             5,598
                                              U.S. Xchange, L.L.C., 15.00%, 2008               1,090             1,172
                                              USA Mobile Communications Holdings,
                                                Inc., 14.00%, 2004                             2,510             2,560
                                              Versatel Telecom, 13.25%, with
                                                warrants, 2008                                 1,420             1,633
                                              Viatel, Inc.
                                                11.25%, 2008                                   2,980             3,069
                                          (b)   12.50%, 2008                                   1,740             1,114
                                              Winstar Communications, 15.00%, 2007               490               514

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------
                                              Winstar Equipment II, 12.50%, 2004             $ 1,560          $  1,607
                                              ----------------------------------------------------------------------------
                                                                                                               109,125
--------------------------------------------------------------------------------------------------------------------------
    CONSUMER CYCLICALS--7.9%
                                          (b) American Lawyer Media, Inc., 12.25%,
                                                2008                                             230               152
                                              AMF Bowling Worlwide, Inc.
                                                10.875%, 2006                                  2,160             1,685
                                          (b)   12.25%, 2006                                     405               233
                                              Budget Group, 9.125%, 2006                       1,240             1,240
                                              CEX Holdings, Inc., 9.625%, 2008
                                              Cinemark USA, Inc., 9.625%, 2008                 3,030             3,151
                                              Circus Circus Enterprises, Inc., 9.25%,
                                                2005                                           1,010             1,058
                                              Coinmach Corp., 11.75%, 2005                     4,170             4,597
                                              Cole National Group, Inc., 9.875%, 2006            720               749
                                              Corporate Express, Inc., 4.50%, 2000             2,850             2,547
                                              Eldorado Resorts, 10.50%, 2006                   1,120             1,179
                                              Finlay Enterprises, Inc., 9.00%, 2008            2,050             1,994
                                              Finlay Fine Jewelry Corp., 8.375%, 2008            110               109
                                              Florida Panthes Holdings, 9.875%, 2009             610               613
                                              Forecast Group, L.P., 11.375%, 2000              1,125             1,114
                                              Fortress Group, 13.75%, 2003                     2,560             2,394
                                              Galey & Lord, Inc., 9.125%, 2008                 1,250               962
                                              Guitar Center Management, 11.00%, 2006             307               325
                                              Harvey's Casino Resorts, 10.625%, 2006           2,630             2,794
                                              Hovnanian Enterprises
                                                11.25%, 2002                                     374               381
                                                9.75%, 2005                                      490               478
                                                9.125%, 2009                                     920               920
                                              Imax Corp., 7.875%, 2005                           100                99
                                              Imperial Home Decor Group, Inc.,
                                                11.00%, 2008                                     810               672
                                              Iron Age Corp.
                                                9.875%, 2008                                     630               460
                                          (b) 12.125%, 2009                                      570               160
                                              J. Crew Group, Inc.
                                                10.375%, 2007                                  2,520             2,470
                                          (b)   13.50%, 2008                                   4,820             2,796
                                              Kindercare Learning Centers, Inc.,
                                                9.50%, 2009                                    1,650             1,728
                                              La Petite Academy, Inc., 10.00%, 2008            2,910             2,903
                                              Mohegan Tribal Gaming Authority
                                                8.125%, 2006                                     320               327
                                                8.75%, 2009                                      960               994
                                              Motors and Gears, Inc., 10.75%, 2006               860               886
                                              National Vision Association, Ltd.,
                                                12.75%, 2005                                   4,830             5,047
                                              Nine West Group, Inc., 9.00%, 2007               2,002             2,092
                                              Pamida Holdings Corp., 11.75%, 2003                780               772
                                              Phillips-Van Heusen Corp., 9.50%, 2008           1,340             1,367
                                              Players International, Inc., 10.875%,
                                                2005                                           1,585             1,692
                                              Premier Parks, Inc., 12.00%, 2003                  660               708
                                              Regal Cinemas, Inc.
                                                9.50%, 2008                                      840               840
                                                8.875%, 2008                                     140               135
                                              Six Flags Entertainment Corp., 12.25%,
                                                2005                                           2,980             3,285

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
                                              Specialty Retailers, Inc.
                                                8.50%, 2005                                  $   360          $    292
                                                9.00%, 2007                                    1,760             1,232
                                          (b) Spincycle, Inc., 12.75%, 2005                    4,010             1,484
                                              Station Casinos, Inc.
                                                10.125%, 2006                                    790               845
                                                9.75%, 2007                                      630               669
                                              Toll Corp., 8.125%, 2009                           680               680
                                              United Artists Theatre Circuit, Inc.,
                                                9.75%, 2008                                    3,600             3,078
                                              Venture Holdings Corp., 9.50%, 2005                840               848
                                              ----------------------------------------------------------------------------
                                                                                                                67,236
--------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--4.2%
                                              Abbey Healthcare Group, Inc., 9.50%,
                                                2002                                           2,630             2,643
                                              Advantica Restaurant Group, Inc.,
                                                11.25%, 2008                                   2,985             3,075
                                              AFC Enterprises, Inc., 10.25%, 2007              3,240             3,450
                                              Agrilink Foods, Inc., 11.875%, 2008                440               474
                                          (b) ALARIS Medical Systems, Inc., 11.125%,
                                                2008                                           4,910             2,946
                                              Ameriking, Inc., 10.75%, 2006                    2,099             2,225
                                              Carrols Corp., 9.50%, 2008                       1,330             1,357
                                              Dade International, Inc., 11.125%, 2006          1,000             1,105
                                              Doskocil Manufacturing Co., 10.125%,
                                                2007                                             830               564
                                              Grupo Azucarero Mexico, S.A. de C.V.,
                                                11.50%, 2005                                     710               277
                                              Hedstrom Corp., 10.00%, 2007                     3,330             2,897
                                              Herff Jones, Inc., 11.00%, 2005                  1,050             1,134
                                              Jafra Cosmetics International, Inc.,
                                                11.75%, 2008                                   1,275             1,109
                                              Krystal, Inc., 10.25%, 2007                      2,620             2,764
                                              Magellan Health Services, Inc., 9.00%,
                                                2008                                           2,400             2,022
                                          (b) Mariner Post-Acute Network, Inc.,
                                                10.50%, 2007                                   5,020             1,606
                                              MEDIQ, Inc., 11.00%, 2008                        2,390             2,079
                                              Perkins Family Restaurants, L.P.,
                                                10.125%, 2007                                  1,280             1,373
                                          (b) Restaurant Co., 11.25%, 2008                     1,420               938
                                              Sealy Mattress Co.
                                                9.875%, 2007                                     330               332
                                          (b)   10.875%, 2007                                  1,595             1,037
                                              Vencor, Inc., 9.875%, 2005                         970               103
                                              ----------------------------------------------------------------------------
                                                                                                                35,510
--------------------------------------------------------------------------------------------------------------------------
ENERGY--1.6%
                                              Benton Oil & Gas Co., 11.625%, 2003              2,510             1,757
                                              Chesapeake Energy Corp., 9.625%, 2005            1,000               910
                                              Continental Resources, Inc., 10.25%,
                                                2008                                           1,310               992
                                              Gulfmark Offshore, Inc., 8.75%, 2008               770               735
                                              HS Resources, Inc., 9.25%, 2006                    620               632
                                              Mariner Energy, Inc., 10.50%, 2006               3,520             3,151
                                              Ocean Energy, Inc., 10.375%, 2005                  620               664
                                              Pacalta Resources, Ltd., 10.75%, 2004            2,760             3,064
                                              Parker Drilling Corp., 9.75%, 2006                  90                83

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
                                              R&B Falcon Finance Corp.
                                                11.00%, 2006                                 $    50          $     52
                                                9.50%, 2008                                      910               846
                                                11.375%, 2009                                     50                53
                                              RAM Energy, Inc., 11.50%, 2008                     600               312
                                              ----------------------------------------------------------------------------
                                                                                                                13,251
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL--6.2%
                                              Banco Nacional de Desenvolvi, 15.224%,
                                                2008                                          25,250            22,283
                                              HMH Properties, Inc., 7.875%, 2008               1,620             1,563
                                              Intertek Finance, PLC, 10.25%, 2006                650               647
                                              Riverside Loan Trust, 7.098%, 2008              30,000            28,491
                                              ----------------------------------------------------------------------------
                                                                                                                52,984
--------------------------------------------------------------------------------------------------------------------------
MEDIA--7.4%
                                              Adelphia Communications Corp., 7.875%,
                                                2009                                             470               469
                                              Avalon Cable Holdings, Inc.
                                                9.375%, 2008                                     270               286
                                          (b)   11.875%, 2008                                  1,760             1,192
                                              Bresnan Communications Co., L.P.
                                                8.00%, 2009                                      330               338
                                          (b)   9.25%, 2009                                      690               476
                                          (b) Capstar Broadcasting Corp., 12.75%,
                                                2009                                           3,330             2,864
                                              Chancellor Media Corp.
                                                8.125%, 2007                                   1,150             1,159
                                                8.00%, 2008
                                                9.00%, 2008                                      440               469
                                              Charter Communication Holdings, L.L.C.
                                                8.25%, 2007                                    3,360             3,444
                                          (b)   9.92%, 2011                                    4,300             2,806
                                          (b) Comcast UK Cable Partners, Ltd.,
                                                11.20%, 2007                                   4,200             3,874
                                              CSC Holdings, Inc.
                                                9.25%, 2005                                      130               139
                                                8.125%, 2009                                   1,370             1,456
                                                10.50%, 2016                                   1,200             1,425
                                                9.875%, 2023                                   1,000             1,119
                                          (b) Diamond Cable Communications, PLC,
                                                13.25%, 2004                                   2,025             2,109
                                          (b) Diva Systems Corp., 12.625%, with
                                                warrants, 2008                                 3,080             1,106
                                              EchoStar DBS Corp.
                                                9.25%, 2006                                      940               982
                                                9.375%, 2009                                     610               637
                                              Falcon Holding Group, L.P.
                                                8.375%, 2010                                   3,020             3,073
                                          (b)   9.285%, 2010                                   1,740             1,262
                                              Frontiervision Capital Corp.
                                                11.00%, 2006                                   1,200             1,344
                                          (b)   11.875%, 2007                                  2,560             2,246
                                              Interep National Radio Sales, Inc.,
                                                10.00%, 2008                                     840               873
                                              Mediacom, L.L.C., 8.50%, 2008                    1,080             1,110
                                              Metromedia Fiber Network, Inc., 10.00%,
                                                2008                                           1,530             1,652
                                              NTL, Inc.
                                                11.50%, 2008                                   3,335             3,760
                                          (b)   12.375%, 2008                                    740               516
                                              Ono Financial, PLC, 13.00%, 2009                   550               561
                                              Outdoor Systems, Inc., 9.375%, 2006              2,410             2,597

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                               PRINCIPAL
                                                                                                AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------------------
                                          (b) Radio Unica Corp., 11.75%, 2006                $ 1,180          $    667
                                              Salem Communications Corp., 9.50%, 2007            980             1,031
                                              SFX Entertainment, Inc., 9.125%, 2008            3,135             3,221
                                              Sinclair Broadcasting Group, Inc.,
                                                8.75%, 2007                                      830               834
                                              Star Choice, 13.00%, with warrants,
                                                2005                                             875               946
                                              TeleWest Communications, PLC
                                          (b)   11.00%, 2007                                   2,395             2,131
                                                11.25%, 2008                                   1,250             1,441
                                          (b)   9.25%, 2009                                      180               122
                                              Transwestern Publishing Co., L.L.C.
                                                9.625%, 2007                                   1,340             1,400
                                          (b)   11.875%, 2008                                  3,100             2,232
                                          (b) 21st Century Telecommunications, Inc.,
                                                12.25%, with warrants, 2008                    3,630             1,674
                                          (b) United International Holdings, Inc.,
                                                10.75%, 2008                                   3,000             2,033
                                              ----------------------------------------------------------------------------
                                                                                                                63,076
--------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.0%
                                              Cherokee International Corp., 10.50%,
                                                2009                                             600               612
                                              Communications and Power Industry,
                                                Inc., 12.00%, 2005                               550               583
                                          (b) IPC Information Systems, 10.875%, 2008           2,910             2,183
                                              PSINet, Inc.
                                                10.00%, 2005                                   1,180             1,239
                                                11.50%, 2008                                   1,590             1,769
                                              Viasystems, Inc., 9.75%, 2007                    2,180             2,027
                                              ----------------------------------------------------------------------------
                                                                                                                 8,413
--------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.4%
                                              Accuride Corp., 9.25%, 2008                        760               771
                                              Airxcel, 11.00%, 2007                            3,430             3,421
                                              Canadian Airlines, 10.00%, 2005                    540               390
                                              Petro Stopping Centers, 10.50%, 2007             2,200             2,360
                                              TFM, S.A. de C.V., 10.25%, 2007                  1,320             1,238
                                              Trans World Airlines, Inc., 11.375%,
                                                2006                                             960               470
                                          (b) Transtar Holdings, Inc., 13.375%, 2003             670               664
                                              Travelcenters America, 10.25%, 2007              2,180             2,294
                                              ----------------------------------------------------------------------------
                                                                                                                11,608
                                              ----------------------------------------------------------------------------
                                              TOTAL CORPORATE OBLIGATIONS--55.6%
                                              (Cost: $477,997)                                                 470,761
                                              ----------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


                                                                                         NUMBER OF SHARES      VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK--.9%
                                          (c) Capital Pacific Holdings, warrants               4,345shs.      $      2
                                              Clark USA, PIK, preferred                        4,134               270
                                              Crown American Realty Trust, preferred          24,970             1,167
                                              Dobson Communications, PIK, preferred              918               890
                                          (c) Eagle-Picher Holdings, Inc., preferred             180               949
                                          (c) Empire Gas Corp., warrants                       2,208                 1
                                          (c) Global Crossing, Ltd., PIK, preferred           13,000             1,502
                                              MGC Communications, Inc.                         8,086               275
                                              Nextel Communications, PIK, preferred              704               785
                                          (c) SF Holdings Group, Inc.                          3,110                 6
                                          (c) SF Holdings Group, Inc., PIK, preferred             33               119
                                              Sinclair Capital, preferred                     13,500             1,471
                                          (c) 21st Century Telecommunications Group,
                                                Inc., preferred                                  251               125
                                              Viatel, Inc., preferred                          1,438               345
                                              ----------------------------------------------------------------------------
                                              TOTAL COMMON AND PREFERRED STOCK--.9%
                                              (Cost: $7,558)                                                     7,907
                                              ----------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost: $862,970)                                                $846,589
                                              ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Variable rate security. Rate shown is the effective rate on April 30, 1999 and date shown represents the final maturity of the obligation.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

(c) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

PIK denotes that interest or dividend is paid in kind.

Based on the cost of investments of $862,970,000 for federal income tax purposes at April 30, 1999, the gross unrealized appreciation was $28,424,000, the gross unrealized depreciation was $44,805,000 and the net unrealized depreciation on investments was $16,381,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 1999 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $862,970)                                                $846,589
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 4,301
------------------------------------------------------------------------
  Fund shares sold                                                   360
------------------------------------------------------------------------
  Interest                                                        18,886
------------------------------------------------------------------------
    TOTAL ASSETS                                                 870,136
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Cash overdraft                                                     7,727
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            4,549
------------------------------------------------------------------------
  Fund shares redeemed                                             1,925
------------------------------------------------------------------------
  Management fee                                                     403
------------------------------------------------------------------------
  Distribution services fee                                          185
------------------------------------------------------------------------
  Administrative services fee                                        178
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             573
------------------------------------------------------------------------
  Trustees' fees and other                                            98
------------------------------------------------------------------------
    Total liabilities                                             15,638
------------------------------------------------------------------------
NET ASSETS                                                      $854,498
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $935,224
------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (63,314)
------------------------------------------------------------------------
Net unrealized depreciation on:
  Investments                                                    (16,381)
------------------------------------------------------------------------
  Foreign currency related transactions                             (340)
------------------------------------------------------------------------
Accumulated net investment loss                                     (691)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $854,498
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($559,830 /
  98,203 shares outstanding)                                       $5.70
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  4.71% of net asset value or 4.50% of offering price)             $5.97
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($259,376 /
  45,575 shares outstanding)                                       $5.69
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($35,292 /
  6,163 shares outstanding)                                        $5.73
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
  Dividends                                                     $   317
-----------------------------------------------------------------------
  Interest income                                                42,140
-----------------------------------------------------------------------
    Total investment income                                      42,457
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  2,439
-----------------------------------------------------------------------
  Distribution services fee                                       1,136
-----------------------------------------------------------------------
  Administrative services fee                                     1,020
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses          1,362
-----------------------------------------------------------------------
  Professional fees                                                  18
-----------------------------------------------------------------------
  Reports to shareholders                                            30
-----------------------------------------------------------------------
  Trustees' fees and other                                          214
-----------------------------------------------------------------------
    Total expenses                                                6,219
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            36,238
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

Net realized loss on:
  Investments                                                    (8,130)
-----------------------------------------------------------------------
  Foreign currency transactions                                     (79)
-----------------------------------------------------------------------
                                                                 (8,209)
-----------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) on:
  Investments                                                    26,283
-----------------------------------------------------------------------
  Foreign currency related transactions                            (340)
-----------------------------------------------------------------------
                                                                 25,943
-----------------------------------------------------------------------
Net gain on investments                                          17,734
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $53,972
-----------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 1999 (unaudited), and the year ended October 31, 1998

(IN THOUSANDS)

                                                                  1999               1998
-------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $ 36,238             62,686
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                        (8,209)               646
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                           25,943            (55,916)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              53,972              7,416
-------------------------------------------------------------------------------------------
Distribution from net investment income                          (38,723)           (63,792)
-------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions          (11,279)            45,361
-------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            3,970            (11,015)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of period                                              850,528            861,543
-------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income
of $1,794 in 1998)                                              $854,498            850,528
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Strategic Income Fund (formerly known as Kemper Diversified Income Fund) is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none issued at April 30, 1999) are offered to a limited group of investors, and not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio debt securities are valued by pricing agents approved by the officers of the fund, which quotations reflect broker/dealer supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATION. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange grates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on all fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

NOTES TO FINANCIAL STATEMENTS

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At October 31, 1998, the fund had a tax basis net loss carryforward of approximately $54,943,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .58% of the first $250 million of average daily net assets declining to .42% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $2,439,000 for the six months ended April 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 1999 are $138,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 1999 are $1,480,000, of which $2,000 was paid by KDI to affiliates.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on

NOTES TO FINANCIAL STATEMENTS

                             assets of fund accounts the firms service.
                             Administrative services fees paid by the fund to KDI for the six months ended April 30, 1999 are $1,020,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $976,000 for the six months ended April 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended April 30, 1999, the fund made no payments to its officers and incurred trustees' fees of $9,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended April 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $641,416

                             Proceeds from sales                         523,383

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):


                                                       SIX MONTHS ENDED                    YEAR ENDED
                                                        APRIL 30, 1999                  OCTOBER 31, 1998
                                                    ----------------------           -----------------------
                                                    SHARES         AMOUNT            SHARES         AMOUNT
                             -------------------------------------------------------------------------------
                             SHARES SOLD
                              Class A                 8,537       $ 48,555            18,405       $ 111,129
                             -------------------------------------------------------------------------------
                              Class B                 6,403         36,377            16,699          99,712
                             -------------------------------------------------------------------------------
                              Class C                 1,990         11,364             3,606          21,649
                             -------------------------------------------------------------------------------
                              Class I                    --             --                 1               2
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                              Class A                 2,900         16,502             4,474          26,626
                             -------------------------------------------------------------------------------
                              Class B                 1,356          7,705             2,192          13,033
                             -------------------------------------------------------------------------------
                              Class C                   172            980               188           1,122
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              SHARES REDEEMED
                              Class A               (15,185)       (86,502)          (24,547)       (147,027)
                             -------------------------------------------------------------------------------
                              Class B                (6,901)       (39,168)          (12,394)        (74,303)
                             -------------------------------------------------------------------------------
                              Class C                (1,245)        (7,112)           (1,105)         (6,571)
                             -------------------------------------------------------------------------------
                              Class I                    --             --                (2)            (11)
                             -------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                              Class A                 3,768         21,478             7,838          47,017
                             -------------------------------------------------------------------------------
                              Class B                (3,773)       (21,458)           (7,849)        (47,017)
                             -------------------------------------------------------------------------------
                              NET INCREASE (DECREASE)
                              FROM CAPITAL
                              SHARE TRANSACTIONS                  $(11,279)                        $  45,361
                             -------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

                                                                           ---------------------------------------------
                                                                                              CLASS A
                                                                           ---------------------------------------------
                                                          SIX MONTHS
                                                            ENDED                     YEAR ENDED OCTOBER 31,
                                                          APRIL 30,        ---------------------------------------------
                                                             1999          1998         1997         1996          1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $5.60          5.96         5.99          5.98          5.77
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .25           .44          .46           .46           .55
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          .11          (.35)         .01           .12           .16
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .36           .09          .47           .58           .71
------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                  .26           .45          .50           .57           .50
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $5.70          5.60         5.96          5.99          5.98
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                6.57%         1.28         8.13         10.27         12.90
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                                     1.07%         1.04         1.03          1.03          1.09
------------------------------------------------------------------------------------------------------------------------
Net investment income                                        8.65%         7.36         7.68          7.72          9.43
------------------------------------------------------------------------------------------------------------------------

                                                                           ---------------------------------------------
                                                                                              CLASS B
                                                          SIX MONTHS       ---------------------------------------------
                                                            ENDED                     YEAR ENDED OCTOBER 31,
                                                          APRIL 30,        ---------------------------------------------
                                                             1999          1998         1997         1996          1995
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $5.59          5.96         5.99          5.98          5.77
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .21           .38          .40           .41           .49
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          .12          (.36)         .01           .12           .16
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .33           .02          .41           .53           .65
------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                  .23           .39          .44           .52           .44
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $5.69          5.59         5.96          5.99          5.98
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                6.06%          .12         7.13          9.23         11.87
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                                     2.08%         2.01         1.98         1.96          2.04
------------------------------------------------------------------------------------------------------------------------
Net investment income                                        7.64%         6.39         6.73         6.79          8.48
------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                              CLASS C
                                                          SIX MONTHS       ---------------------------------------------
                                                            ENDED                     YEAR ENDED OCTOBER 31,
                                                          APRIL 30,        ---------------------------------------------
                                                             1999          1998         1997         1996          1995
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $5.62          5.99         6.01          6.00          5.79
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                       .23           .39          .42           .41           .50
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          .12          (.36)         .01           .12           .16
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              .35           .03          .43           .53           .66
------------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income                  .24           .40          .45           .52           .45
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $5.73          5.62         5.99          6.01          6.00
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                6.31%          .28         7.37          9.33         11.95
------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
------------------------------------------------------------------------------------------------------------------------
Expenses                                                     1.87%         1.84         1.85          1.86          1.86
------------------------------------------------------------------------------------------------------------------------
Net investment income                                        7.85%         6.56         6.86          6.89          8.68
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                     YEAR ENDED OCTOBER 31,
                                                        APRIL 30,       ----------------------------------------------
                                                           1999          1998         1997         1996         1995
----------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)               $854,498       850,528      861,543      778,752      754,222
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                          129%          751          347          310          286
----------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Per share data was determined based on average shares outstanding during the year ended October 31, 1998. Data for the period ended April 30, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15,1999. Kemper Strategic Income Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For       Against     Abstain
      94,840,838  1,883,394   4,485,498

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Investment objectives

         For       Against     Abstain
      70,102,991  4,210,474   7,963,355

Investment policies

         For       Against     Abstain
      70,096,748  4,216,716   7,963,355

Diversification

         For       Against     Abstain
      70,106,168  4,207,297   7,963,355

Borrowing

         For       Against     Abstain
      70,025,942  4,287,522   7,963,355

Senior securities

         For       Against     Abstain
      70,138,812  4,174,652   7,963,355

Concentration

         For       Against     Abstain
      70,130,019  4,183,446   7,963,355

Underwriting of securities

         For       Against     Abstain
      70,143,616  4,169,848   7,963,355

Investment in real estate

         For       Against     Abstain
      70,104,120  4,209,344   70,963,355

Purchase of commodities

         For       Against     Abstain
      70,039,065  4,274,400   7,963,355

Lending

         For       Against     Abstain
      70,047,072  4,266,393   7,963,355

Margin purchases and short sales

         For       Against     Abstain
      69,979,120  4,334,344   7,963,355

Pledging of assets

         For       Against     Abstain
      70,025,424  4,288,041   7,963,355

Purchases of options and warrants

         For       Against     Abstain
      70,090,079  4,223,385   7,963,355

NOTES

NOTES

TRUSTEES & OFFICERS


TRUSTEES                       OFFICERS

DANIEL PIERCE                  MARK S. CASADY                MAUREEN E. KANE
Chairman and Trustee           President                     Assistant Secretary

JOHN W. BALLANTINE             PHILIP J. COLLORA             CAROLINE PEARSON
Trustee                        Vice President and            Assistant Secretary
                               Secretary
LEWIS A. BURNHAM                                             ELIZABETH C. WERTH
Trustee                        JOHN R. HEBBLE                Assistant Secretary
                               Treasurer
DONALD L. DUNAWAY                                            BRENDA LYONS
Trustee                        J. PATRICK BEIMFORD, JR.      Assistant Treasurer
                               Vice President
ROBERT B. HOFFMAN
Trustee                        ANN M. MCCREARY
                               Vice President
DONALD R. JONES
Trustee                        ROBERT C. PECK, JR.
                               Vice President
THOMAS W. LITTAUER
Trustee and Vice President     KATHRYN L. QUIRK
                               Vice President
SHIRLEY D. PETERSON
Trustee                        LINDA J. WONDRACK
                               Vice President
WILLIAM P. SOMMERS
Trustee

----------------------------------------------------------------------------
LEGAL COUNSEL               VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 North LaSalle Street
                            Chicago, IL 60601

----------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT   KEMPER SERVICE COMPANY
                            P.O. Box 419557
                            Kansas City, MO 64141

----------------------------------------------------------------------------
CUSTODIAN                   STATE STREET BANK AND TRUST COMPANY
                            225 Franklin Street
                            Boston, MA 02110

----------------------------------------------------------------------------
TRANSFER AGENT              INVESTORS FIDUCIARY TRUST COMPANY
                            801 Pennsylvania Avenue
                            Kansas City, MO 64105

----------------------------------------------------------------------------
PRINCIPAL UNDERWRITER       KEMPER DISTRIBUTORS, INC.
                            222 South Riverside Plaza Chicago, IL 60606 www.kemper.com




Printed on recycled paper in the U.S.A.

This report is not to be distributed unless preceded or accompanied by a Kemper Income Funds prospectus.

KSIF1-3 (6/21/99) 1076870
                                                            [KEMPER FUNDS LOGO]
                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)